UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

MOVANO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Koll Center Parkway Pleasanton, CA	94566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 651-3172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment is being filed solely to replace Exhibit 3.1 to the Current Report on Form 8-K originally filed on October 8, 2025 (the “Original Form 8-K”) with the correct version of such exhibit. Exhibit 3.1 hereto supersedes and replaces in its entirety Exhibit 3.1 filed as an exhibit to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Company, effective October 10, 2025
99.1	Press Release dated October 8, 2025, furnished herewith*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously furnished with Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVANO INC.

Date: October 8, 2025	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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